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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 29, 2005

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                                  ICORIA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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           Delaware                     0-30365                56-2047837
 (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

               108 T.W. Alexander Drive,
        Research Triangle Park, North Carolina                   27709
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (919) 425-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 29, 2005, Icoria, Inc. (the "Company") announced that it has received a $1.2 million Phase II Small Business Innovation Research (SBIR) contract from the National Institute of Environmental Health Sciences, National Institutes of Health to discover biomarkers for drug-induced liver injury. The SBIR Phase II contract is worth up to $1,213,492 over a two-year period. This project has been funded in whole or in part with Federal funds from the National Institute of Environmental Health Sciences, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN291200555540C.

ITEM  7.01 REGULATION FD DISCLOSURE.

     A copy of the press release regarding the Company's SBIR Contract is furnished as Exhibit 99.1 to this report. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

  (c)  Exhibits:

       99.1   Press release regarding SBIR Phase II Contract.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ICORIA, INC.
                                             (Registrant)


Dated: August 29, 2005                       By: /s/ Douglas R. Morton, Jr.,
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                                                 Douglas R. Morton, Jr., Ph.D.
                                                 Interim Chief Executive Officer